UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2004

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia     30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 21, 2004, EarthLink, Inc. (the “Company”) issued a press release announcing that its Board of Directors authorized the repurchase of an additional $100 million of the Company’s common stock pursuant to its share repurchase program (the “Repurchase Program”). The Company may conduct its purchases in the open market, in privately negotiated transactions, and through purchases made in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934. The Repurchase Program does not require the Company to acquire any specific number of shares and may be terminated at any time.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Press release dated October 21, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Date: October 21, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 21, 2004